DEAR SHAREHOLDER:

We are pleased to enclose the annual report of the operations of Integrity Fund of Funds, Inc. (the "Fund") for the year ended December 31, 2001. The Fund's portfolio and related financial statements are presented within for your review.

The highlight of 2001 is that it is finally over. All the news that was fit to print was negative. The economy has been in a recession since March, the nation's unemployment rate climbed to a six year high in December, manufacturing activity declined in October to its lowest level since February 1991, consumer confidence fell in October to a 7 1/2 year low, and a devastating terrorist attack on September 11 that will never be forgotten.

Despite a fourth quarter rally in stock prices, the S&P 500 index and the NASDAQ both suffered back-to-back losses for the first time since 1973-74.
The S&P 500 fell 13% in 2001 after dropping 10% in 2000. The NASDAQ lost 21% in 2001, following a 39% decline last year. Integrity Fund of Funds fell 21.5% in 2001.

We are encouraged by the performance of the Fund during the last quarter of 2001. For the quarter, Integrity Fund of Funds returned 12.3% vs. the S&P 500 index's quarterly return of 10.3%.

As we enter the New Year there appears to be a general consensus the economy will regain its footing in 2002 and resume its upswing. Following 11 interest rate cuts in 2001, restless investors will begin to turn to the stock market for higher returns. Anemic money market rates combined with low inflation bode well for the stock market to recharge itself. The previous 10 recessions lasted on average 10 months. We are now 9 months into the current recession. Consumer confidence rose in December, suggesting perhaps Americans feel the worst of the recession is over.

For current and prospective shareholders it's important to stay invested. The stock market usually rebounds before the economy does and most stock returns come in short sudden bursts. Over 90% of historical returns of the stock market can be attributed to only about 7% of all trading days.

Long-term capital appreciation and growth of income remain the primary objectives of the Fund.

Sincerely,



The Portfolio Management Team




TERMS & DEFINITIONS
-------------------

APPRECIATION
   Increase in the value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
   A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
   A charge applied at the time of the redemption, assuming redemption at the end of the period.

DEPRECIATION
   Decrease in the value of an asset.

GROWTH FUND
   A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

GROWTH & INCOME FUND
   Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
   A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
   Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
   A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends.
   It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE AND COMPOSITION
---------------------------
PORTFOLIO LOAD TYPES
[pie chart]
Load                           60.4%
No-Load                        39.6%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio.
As of 12/31/01, the Fund has not paid a sales load to any fund.


PORTFOLIO INVESTMENT STYLE
[pie chart]
B - Blend                      52.0%
V - Value                      40.4%
G - Growth                      7.6%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests. These percentages are subject to change.


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index

                     Integrity Fund of Funds
                     w/o CDSC                               S&P 500 Index
                     -----------------------------------------------------
1/3/1995                    $10,000                           $10,000
1995                        $12,520                           $13,411
1996                        $14,252                           $16,129
1997                        $16,340                           $21,130
1998                        $18,328                           $26,765
1999                        $21,807                           $31,991
2000                        $19,855                           $28,747
2001                        $15,578                           $24,998


                                       AVERAGE ANNUAL TOTAL RETURNS
                                   For periods ending December 31, 2001
                                   ------------------------------------

                                                                                        Since Inception
                        1 year                5 year               10 year                (01/03/95)
-------------------------------------------------------------------------------------------------------
Without CDSC            (21.54)%              1.79%                  N/A                    6.54%
With CDSC (1.50% Max)   (22.72)%              1.79%                  N/A                    6.54%
--------------------------------------------------------------------------------------------------------

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                             KEY STATISTICS
                                             --------------

12-29-00 NAV (share value)            $12.58                 Number of Issues                         21
12-31-01 NAV                          $ 9.87                 Total Net Assets                        $14,418,115


DIRECTOR INFORMATION
                                            POSITION(S)
NAME AND ADDRESS                AGE      HELD WITH EACH FUND             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS1
--------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas2                     80             Director                 Retired; Attorney; Director, Integrity Fund of
904 NW 27th                                                               Funds, Inc., Integrity Small-Cap Fund of Funds,
Minot, North Dakota  58701                                               Inc. (since September 1998), ND Tax-Free Fund,
                                                                         Inc., Montana Tax-Free Fund, Inc., South Dakota
                                                                         Tax-Free Fund, Inc., and ND Insured Income Fund,
                                                                         Inc. (December 1994 to August 1999); Trustee,
                                                                         Ranson Managed Portfolios; Director, First Western
                                                                         Bank & Trust.
Orlin W. Backes3                 66             Director                 Attorney, McGee, Hankla, Backes & Dobrovolny,
15 2nd Ave. SW, Suite 305                                                P.C.; Director, ND Insured Income Fund, Inc.
Minot, North Dakota  58701                                               (March 1995 to August 1999), ND Tax-Free Fund,
                                                                         Inc., Montana Tax-Free Fund, Inc., South Dakota
                                                                         Tax-Free Fund, Inc., Integrity Fund of Funds,
                                                                         Inc., and Integrity Small-Cap Fund of Funds, Inc.
                                                                         (since September 1998); Trustee, Ranson Managed
                                                                         Portfolios; Director, First Western Bank & Trust.
R. James Maxson4                 54             Director                 Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.
15 2nd Ave. SW, Suite 305                                                (since April  2000); Attorney, Farhart, Lian and
Minot, North Dakota  58701                                               Maxson, P.C.(March 1976 to March 2000); Director,
                                                                         ND Tax-Free Fund, Inc., (since January 1999),
                                                                         Montana Tax-Free Fund, Inc., (since January 1999),
                                                                         South Dakota Tax-Free Fund, Inc. (since January
                                                                         1999), Integrity Fund of Funds, Inc. (since
                                                                         January 1999), and Integrity Small-Cap Fund of
                                                                         Funds, Inc. (since January 1999); Trustee, Ranson
                                                                         Managed Portfolios (since January 1999).
Peter A. Quist5                  67            Director                  Attorney; Director and Vice-President, ND
1 North Main                                Vice-President               Holdings, Inc.; Director, Vice-President, and
Minot, North Dakota  58703                    Secretary                  Secretary, ND Money Management, Inc., ND Capital,
                                                                         Inc., ND Resources, Inc., ND Insured Income Fund,
                                                                         Inc. (November 1990 to August 1999), ND Tax-Free
                                                                         Fund, Inc., Montana Tax-Free Fund, Inc., South
                                                                         Dakota Tax-Free Fund, Inc., Integrity Fund of
                                                                         Funds, Inc., Integrity Small-Cap Fund of Funds,
                                                                         Inc. (since September 1998), The Ranson Company,
                                                                         Inc. (January 1996 to February 1997), and Ranson
                                                                         Capital Corporation; Vice-President and Secretary,
                                                                         Ranson Managed Portfolios; Director, ARM
                                                                         Securities Corporation (since May 2000).
Robert E. Walstad6               57            Director                  President (May 1988 to September 2001), Director
1 North Main                                   President                 (since May 1988), and CEO, ND Holdings, Inc.;
Minot, North Dakota  58703                     Treasurer                 Director, President, and Treasurer, ND Money
                                                                         Management, Inc., ND Capital, Inc., ND Resources,
                                                                         Inc., ND Insured Income Fund, Inc. (November 1990
                                                                         to August 1999), Integrity Fund of Funds, Inc.,
                                                                         Integrity Small-Cap Fund of Funds, Inc. (since
                                                                         September 1998), ND Tax-Free Fund, Inc., Montana
                                                                         Tax-Free Fund, Inc., South Dakota Tax-Free Fund,
                                                                         Inc.; Trustee, Chairman, President, and Treasurer,
                                                                         Ranson Managed Portfolios; Director, President,
                                                                         CEO, and Treasurer, The Ranson Company, Inc.
                                                                         (January 1996 to February 1997), and Ranson
                                                                         Capital Corporation; President (October 1999 to
                                                                         October 2001), Director (since October 1999),
                                                                         Magic Internet Services, Inc.; President (May 2000
                                                                         to November 2001), Director since (May
                                                                         2000), CEO, ARM Securities Corporation.

__________________________
1   Except as otherwise indicated, each individual has held the office(s) shown for the past five years.  Messrs. Aas, Backes, and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of The Kansas Municipal Fund Series, The Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "The Kansas Insured I ntermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996.
2   Mr. Aas has served on the Board of Directors of the Fund since its inception.
3   Mr. Backes has served on the Board of Directors of the Fund since its inception.
4   Mr. R. James Maxson was elected to the board of directors of ND Tax-Free
Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds,
Inc., and the board of trustees for the four series of Ranson Managed Portfolios on December 4, 1998, effective January 1, 1999.
5   Mr. Quist  has served on the Board of Directors of the Fund and as an officer of the Fund since its inception.  He was elected to the board of
South Dakota Tax-Free Fund, Inc. on April 7, 1995, and has served as the vice president and secretary of such fund since its inception.
6   Mr. Walstad has served on the Board of Directors of the Fund and as the president and treasurer of the Fund since its inception.

The SAI has additional information about the fund's directors and is available at 1(800) 601-5593 without charge upon request.


SCHEDULE OF INVESTMENTS  December 31, 2001
------------------------------------------

NAME OF ISSUER
Percentages represent the market value
Of each investment category to total net assets                           Quantity                  Market Value
-----------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (93.8%)

AIM Basic Value Fund....................................................    21,540                $    612,610
AIM Value Fund A........................................................    61,860                     672,413
American Growth Fund of America.........................................    48,270                   1,144,479
American New Economy Fund...............................................    24,515                     448,624
American Washington Mutual Investors....................................    24,478                     691,490
Clipper Fund............................................................     6,127                     511,826
Dodge & Cox Stock Fund..................................................     5,275                     530,228
Fidelity Dividend Growth Fund...........................................    18,615                     527,364
Franklin Growth & Income A..............................................   142,185                   1,531,329
Janus Growth & Income Fund..............................................    18,505                     554,589
Legg Mason Value Trust..................................................    12,059                     603,697
MFS Capital Opportunities Fund..........................................    48,017                     644,866
MFS Value Fund..........................................................    17,600                     341,796
Putnam Equity Income Fund...............................................    32,751                     481,769
Putnam Research Fund....................................................    43,090                     571,800
Smith Barney Aggressive Growth A........................................    10,955                   1,026,293
T. Rowe Price Equity Income Fund........................................    21,533                     509,259
Thompson Plumb Growth Fund..............................................    11,515                     510,249
Vanguard Capital Opportunity Fund.......................................    18,316                     432,616
Vanguard Index Trust 500 Portfolio......................................     6,026                     638,080
Weitz Partners Value Fund...............................................    25,641                     535,128
                                                                                                  ------------
TOTAL MUTUAL FUNDS (COST: $14,322,701) ...........................................................$ 13,520,505
                                                                                                  ------------
SHORT-TERM SECURITIES (6.6%)
Wells Fargo Cash Investment Money Market  (COST: $955,360) .......................................$    955,360
                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $15,278,061) ..............................................$ 14,475,865
OTHER ASSETS LESS LIABILITIES ....................................................................     (57,750)
                                                                                                  ------------
NET ASSETS........................................................................................$ 14,418,115
                                                                                                  ============

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS December 31, 2001
-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001
-----------------------------------

ASSETS
     Investments in securities, at value (cost: $15,278,061) .........  $   14,475,865
     Accrued interest receivable......................................             966
     Accrued dividends receivable.....................................          18,113
     Receivable for fund shares sold..................................             600
     Prepaid expenses.................................................             603
                                                                      ----------------
        Total Assets..................................................  $   14,496,147
                                                                      ----------------

LIABILITIES
     Accrued expenses.................................................  $       20,731
     Payable for fund shares redeemed.................................          47,337
     Bank overdraft...................................................           9,964
                                                                      ----------------
        Total Liabilities.............................................  $       78,032
                                                                      ----------------

NET ASSETS............................................................  $   14,418,115
                                                                      ================
NET ASSETS ARE REPRESENTED BY:
     Capital stock outstanding, at par................................  $          146
     Additional paid-in capital.......................................      17,866,657
     Accumulated undistributed net realized gain (loss)
     on investments...................................................      (2,646,492)
     Unrealized depreciation on investments...........................        (802,196)
                                                                      ----------------
        Total amount representing net assets applicable to
        1,460,354 outstanding shares of $.0001 par value
        Common stock (1,000,000,000 shares authorized) ...............  $   14,418,115
                                                                      ================
Net asset value per share.............................................  $         9.87
                                                                      ================



STATEMENT OF OPERATIONS
For the year ended December 31, 2001
------------------------------------

INVESTMENT INCOME
    Interest..........................................................  $       14,247
    Dividends.........................................................          62,166
                                                                      ----------------
         Total Investment Income......................................  $       76,413
                                                                      ----------------
EXPENSES
    Investment advisory fees..........................................  $      143,845
    Service fees......................................................          39,957
    Transfer agent fees...............................................          23,541
    Accounting service fees...........................................          31,998
    Custodian fees....................................................           2,317
    Transfer agent out-of-pockets.....................................           4,111
    Professional fees.................................................           6,813
    Directors fees....................................................           2,356
    Reports to shareholders...........................................           3,112
    Insurance expense.................................................           1,703
    License, fees, and registrations..................................           6,768
                                                                      ----------------
         Total Expenses...............................................  $      266,521
    Less expenses waived or absorbed by the Fund's manager............         (10,797)
                                                                      ----------------
         Total Net Expenses...........................................  $      255,724
                                                                      ----------------
NET INVESTMENT INCOME (LOSS) .........................................  $     (179,311)
                                                                      ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Investment transactions..........................................  $   (2,708,471)
     Capital gain distributions.......................................          61,979
     Net change in unrealized appreciation (depreciation) of:
     Investments......................................................      (1,260,878)
                                                                      ----------------
          Net Realized and Unrealized Gain
         (Loss) on Investments........................................  $   (3,907,370)
                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $   (4,086,681)
                                                                      ================

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS  December 31, 2001
---------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2001, and the year ended December 29, 2000
--------------------------------------------------------------------------
                                                                                     For The                  For The
                                                                                    Year Ended               Year Ended
                                                                                  December 31, 2001       December 29, 2000
                                                                                -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) ...............................................  $    (179,311)          $        36,585
    Net realized gain (loss) on investment and futures transactions	.............     (2,646,492)                2,430,933
    Net change in unrealized appreciation (depreciation) on investments
    and futures ................................................................     (1,260,878)               (4,339,971)
                                                                                -------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations.............................................................  $  (4,086,681)          $    (1,872,453)
                                                                                -------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income ($.00 and $.03 per share,
    respectively) ..............................................................  $           0           $       (37,937)
    Distributions from net realized gain on investment and futures
    transactions ($.00 and $1.80 per share, respectively) ......................              0                (2,430,933)
                                                                                -------------------------------------------
         Total Dividends and Distributions......................................  $           0           $    (2,468,870)
                                                                                -------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares................................................  $   1,514,140           $     2,414,073
    Proceeds from reinvested dividends..........................................              0                 2,379,513
    Cost of shares redeemed.....................................................     (2,308,229)               (3,286,223)
                                                                                -------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions.............................................  $    (794,089)         $      1,507,363
                                                                                -------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................  $  (4,880,770)         $     (2,833,960)

NET ASSETS, BEGINNING OF PERIOD.................................................     19,298,885                22,132,845
                                                                                -------------------------------------------
NET ASSETS, END OF PERIOD.......................................................  $  14,418,115          $     19,298,885
                                                                                ===========================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2001

Note 1.   ORGANIZATION
          Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

          Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 2001, a net capital loss carryforward totaling $2,646,492, which may be used to offset capital gains realized during subsequent years through December 31, 2009.


DIVIDENDS AND DISTRIBUTIONS PER SHARE
-------------------------------------
TO SHAREHOLDERS            PAYMENT          FROM NET               FROM NET REALIZED        FROM NET REALIZED
OF RECORD                    DATE       INVESTMENT INCOME          SHORT-TERM GAINS         LONG-TERM GAINS
-------------------------------------------------------------------------------------------------------------
December 27, 2001    December 28, 2001         .0000                      .0000                     .0000


          DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Distributions are recorded on the ex-dividend date.

          Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3.   CAPITAL SHARE TRANSACTIONS
          As of December 31, 2001, there were 1,000,000,000 shares of $.0001 par value authorized; 1,460,354 and 1,533,588 shares were outstanding at December 31, 2001, and December 29, 2000, respectively.

          Transactions in capital shares were as follows:

                                                                                Shares
                                                                                ------
                                                                  For The                       For The
                                                                 Year Ended                    Year Ended
                                                               December 31, 2001           December 29, 2000
                                                               ---------------------------------------------
Shares sold....................................................   141,738                       151,964
Shares issued on reinvestment of dividends.....................         0                       186,336
Shares redeemed................................................  (214,972)                     (205,475)
                                                               ---------------------------------------------
Net increase (decrease) .......................................   (73,234)                      132,825
                                                               =============================================

Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $143,845 of investment advisory fees for the year ended December 31, 2001. The Fund has a payable to ND Money Management, Inc. of
          $10,728 at December 31, 2001 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          ND Capital, Inc. ("Capital") is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $29,160 of service fees, after partial waiver, for the year ended December 31, 2001. The Fund has a payable to Capital of $1,755 at December 31, 2001 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.


          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $23,541 of transfer agency fees for the year ended December 31, 2001. The Fund has a payable to ND Resources, Inc. of $1,789 at December 31, 2001 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $31,998 of accounting service fees for the year ended December 31, 2001. The Fund has a payable to ND Resources, Inc. of $2,583 at December 31, 2001 for accounting service fees.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $8,003,471 and $9,335,985, respectively, for the year ended December 31, 2001.

Note 6.   INVESTMENT IN SECURITIES
          At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $15,278,061, and the net unrealized depreciation of investments based on the cost was $802,196, which is comprised of $506,363 aggregate gross unrealized appreciation and $1,308,559 aggregate gross unrealized depreciation.


FINANCIAL HIGHLIGHTS December 31, 2001
---------------------------------------
Selected per share data and ratios for the period indicated

                                                         For The      For The      For The      For The      For The
                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                         December     December     December     December     December
                                                         31, 2001     29, 2000     31, 1999     31, 1998     31, 1997
                                                       -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................... $  12.58     $  15.80     $  14.22     $  13.27      $  12.53
                                                       -------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..................... $   (.12)    $    .03     $    .08     $   (.03)     $    .21
     Net realized and unrealized gain (loss)
     on investment and futures transactions............    (2.59)       (1.42)        2.62         1.64          1.63
                                                       ------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations.......................... $  (2.71)    $  (1.39)    $   2.70     $   1.61      $   1.84
                                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income ....................... $    .00     $   (.03)    $   (.08)    $    .00      $   (.21)
     Distributions from net realized gains.............      .00        (1.80)       (1.04)        (.66)         (.89)
                                                       ------------------------------------------------------------------
        Total Distributions............................ $    .00     $  (1.83)    $  (1.12)    $   (.66)     $   (1.10)
                                                       ------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................... $   9.87     $  12.58     $  15.80     $  14.22      $   13.27
                                                       ==================================================================
TOTAL RETURN...........................................   (21.54)%(A)   (8.82)%(A)   18.98%(A)    12.17%(A)      14.65%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) ......... $   14,418    $   19,299  $   22,133   $   20,058    $   17,444
     Ratio of net expenses (after expense
     assumption) to average net assets.................     1.60%(B)     1.59%(B)     1.58%(B)     1.60%(B)       1.62%(B)
     Ratio of net investment income to
     average net assets................................    (1.13)%       0.17%        0.49%       (0.36)%         1.73%
     Portfolio turnover rate...........................    51.46%       26.46%       19.49%       32.28%         31.99%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $10,797, $1,155, $3,205, $2,151, and $7,031, respectively.
     If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.67%, 1.60%, 1.60%, 1.62%, and 1.64%, respectively.

The accompanying notes are an integral part of these financial statements.



INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.


We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 05, 2002